T. Rowe Price

Retirement Funds

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Ten retirement funds that blend stocks and bonds to achieve different risk and reward goals.
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May 31, 2005

Prospectus

®

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	About the Funds
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Funds	16

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	18
	Useful Information on Distributions and Taxes	24
	Transaction Procedures and Special Requirements	30
	Account Maintenance and Small Account Fees	33

3	More About the Funds
	Organization and Management	34
	Understanding Performance Information	37
	Description of Underlying Funds	38
	Investment Policies of the Retirement Funds	39
	Investment Policies and Practices of the Underlying Funds	40
	Disclosure of Fund Portfolio Information	41
	Financial Highlights	41

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	51
	Opening a New Account	52
	Purchasing Additional Shares	54
	Exchanging and Redeeming Shares	54
	Rights Reserved by the Funds	56
	Information About Your Services	57
	T. Rowe Price Brokerage	60
	Investment Information	61
	T. Rowe Price Privacy Policy	62

 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $235.9 billion for more than nine million individual and institutional investor accounts as of March 31, 2005. T. Rowe Price is the funds` investment manager.

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

T. Rowe Price Retirement Funds, Inc.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement Income Fund

objective, strategy, risks, and expenses

What is each fund`s objective?

The funds` objectives are described below. Each fund pursues its objective by investing in a combination of T. Rowe Price mutual funds representing different types of stocks and bonds.

2005 Fund  The highest total return over time consistent with an emphasis on both capital growth and income. We pursue this objective by investing in a diversified portfolio of T. Rowe Price stock and bond funds. The fund`s allocation between T. Rowe Price stock and bond funds will change over time.

2010 Fund  The highest total return over time consistent with an emphasis on both capital growth and income. We pursue this objective by investing in a diversified portfolio of T. Rowe Price stock and bond funds. The fund`s allocation between T. Rowe Price stock and bond funds will change over time.

2015 Fund  The highest total return over time consistent with an emphasis on both capital growth and income. We pursue this objective by investing in a diversified portfolio of T. Rowe Price stock and bond funds. The fund`s allocation between T. Rowe Price stock and bond funds will change over time.

2020 Fund  The highest total return over time consistent with an emphasis on both capital growth and income. We pursue this objective by investing in a diversified portfolio of T. Rowe Price stock and bond funds. The fund`s allocation between T. Rowe Price stock and bond funds will change over time.

2025 Fund  The highest total return over time consistent with an emphasis on both capital growth and income. We pursue this objective by investing in a diversified portfolio of T. Rowe Price stock and bond funds. The fund`s allocation between T. Rowe Price stock and bond funds will change over time.

2030 Fund  The highest total return over time consistent with an emphasis on both capital growth and income. We pursue this objective by investing in a diversified portfolio of T. Rowe Price stock and bond funds. The fund`s allocation between T. Rowe Price stock and bond funds will change over time.

2035 Fund  The highest total return over time consistent with an emphasis on both capital growth and income. We pursue this objective by investing in a diversified portfolio of T. Rowe Price stock and bond funds. The fund`s allocation between T. Rowe Price stock and bond funds will change over time.

About the Funds

2040 Fund  The highest total return over time consistent with an emphasis on both capital growth and income. We pursue this objective by investing in a diversified portfolio of T. Rowe Price stock and bond funds. The fund`s allocation between T. Rowe Price stock and bond funds will change over time.

2045 Fund  The highest total return over time consistent with an emphasis on both capital growth and income. We pursue this objective by investing in a diversified portfolio of T. Rowe Price stock and bond funds. The fund`s allocation between T. Rowe Price stock and bond funds will change over time.

Income Fund  The highest total return over time consistent with an emphasis on both capital growth and income. We pursue this objective by investing in a diversified portfolio consisting of about 40% stocks and 60% bonds.

What is each fund`s principal investment strategy?

Each fund will seek to achieve its objective by investing in a set of underlying T. Rowe Price mutual funds representing various asset classes and sectors. Each fund (other than the Income Fund) is managed to a specific retirement year (target date) included in its name. The following tables detail the way each portfolio is expected to be allocated among the various asset classes. The tables also show the sectors within those asset classes to which the portfolios will have exposure, the T. Rowe Price funds that will be used to represent those sectors, and the expected allocations to each individual fund. The information in the tables represents the target allocations for the funds (except the 2045 Fund) as of December 31, 2004. The target allocations for the 2045 Fund are as of the date the fund commenced operations. As discussed later in this section, each fund has a "neutral" allocation that will vary over time according to a pre-determined "glide path". The target allocations may vary from the neutral allocations. The funds` shareholder reports set forth their actual allocations between stocks and bonds and to individual T. Rowe Price funds. The bond allocations include all fixed-income asset classes.

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Table 1  2005 Fund
Asset Class		Sector	Fund	Target Allocation
Short-Term Fixed Income	9.5%	Cash	Summit Cash Reserves	4.5%
		Short-Term Bonds	Short-Term Bond	5.0
Fixed Income	30.0	Domestic Bonds	New Income	22.5
		High-Yield Bonds	High Yield	7.5
Stocks	60.5	Large-Cap	Equity Index 500	29.5
		Large-Cap Growth	Growth Stock	5.5
		Large-Cap Value	Value	5.5
		Mid-Cap	Mid-Cap Growth	3.0
		Mid-Cap	Mid-Cap Value	3.0
		Small Blend	Small-Cap Stock	5.5
		International	International Stock	4.5
		International	International Growth & Income	4.0

Table 2  2010 Fund
Asset Class		Sector	Fund	Target Allocation
Short-Term Fixed Income	7.0%	Cash	Summit Cash Reserves	3.5%
		Short-Term Bonds	Short-Term Bond	3.5
Fixed Income	25.5	Domestic Bonds	New Income	18.0
		High-Yield Bonds	High Yield	7.5
Stocks	67.5	Large-Cap	Equity Index 500	25.0
		Large-Cap Growth	Growth Stock	9.5
		Large-Cap Value	Value	9.5
		Mid-Cap	Mid-Cap Growth	3.5
		Mid-Cap	Mid-Cap Value	3.5
		Small Blend	Small-Cap Stock	6.5
		International	International Stock	5.0
		International	International Growth & Income	5.0

Table 3  2015 Fund
Asset Class		Sector	Fund	Target Allocation
Short-Term Fixed Income	3.5%	Cash	Summit Cash Reserves	1.5%
		Short-Term Bonds	Short-Term Bond	2.0
Fixed Income	23.0	Domestic Bonds	New Income	16.0
		High-Yield Bonds	High Yield	7.0
Stocks	73.5	Large-Cap	Equity Index 500	20.5
		Large-Cap Growth	Growth Stock	14.0
		Large-Cap Value	Value	14.0
		Mid-Cap	Mid-Cap Growth	3.5
		Mid-Cap	Mid-Cap Value	3.5
		Small Blend	Small-Cap Stock	7.0
		International	International Stock	5.5
		International	International Growth & Income	5.5

Table 4  2020 Fund
Asset Class		Sector	Fund	Target Allocation
Short-Term Fixed Income	1%	Cash	Summit Cash Reserves	0.5%
		Short-Term Bonds	Short-Term Bond	0.5
Fixed Income	19	Domestic Bonds	New Income	11.5
		High-Yield Bonds	High Yield	7.5
Stocks	80	Large-Cap	Equity Index 500	16.5
		Large-Cap Growth	Growth Stock	18.0
		Large-Cap Value	Value	18.0
		Mid-Cap	Mid-Cap Growth	4.0
		Mid-Cap	Mid-Cap Value	4.0
		Small Blend	Small-Cap Stock	7.5
		International	International Stock	6.0
		International	International Growth & Income	6.0

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Table 5  2025 Fund
Asset Class		Sector	Fund	Target Allocation
Fixed Income	12.5%	Domestic Bonds	New Income	7.0%
		High-Yield Bonds	High Yield	5.5
Stocks	87.5	Large-Cap	Equity Index 500	14.5
		Large-Cap Growth	Growth Stock	21.5
		Large-Cap Value	Value	21.5
		Mid-Cap	Mid-Cap Growth	4.0
		Mid-Cap	Mid-Cap Value	4.0
		Small Blend	Small-Cap Stock	8.0
		International	International Stock	7.0
		International	International Growth & Income	7.0

Table 6  2030 Fund
Asset Class		Sector	Fund	Target Allocation
Fixed Income	7%	Domestic Bonds	New Income	3.5%
		High-Yield Bonds	High Yield	3.5
Stocks	93	Large-Cap	Equity Index 500	12.0
		Large-Cap Growth	Growth Stock	24.0
		Large-Cap Value	Value	24.0
		Mid-Cap	Mid-Cap Growth	4.5
		Mid-Cap	Mid-Cap Value	4.5
		Small Blend	Small-Cap Stock	9.0
		International	International Stock	7.5
		International	International Growth & Income	7.5

Table 7  2035 Fund
Asset Class		Sector	Fund	Target Allocation
Fixed Income	7%	Domestic Bonds	New Income	3.5%
		High-Yield Bonds	High Yield	3.5
Stocks	93	Large-Cap	Equity Index 500	12.0
		Large-Cap Growth	Growth Stock	24.0
		Large-Cap Value	Value	24.0
		Mid-Cap	Mid-Cap Growth	4.5
		Mid-Cap	Mid-Cap Value	4.5
		Small Blend	Small-Cap Stock	9.0
		International	International Stock	7.5
		International	International Growth & Income	7.5

Table 8  2040 Fund
Asset Class		Sector	Fund	Target Allocation
Fixed Income	7%	Domestic Bonds	New Income	3.5%
		High-Yield Bonds	High Yield	3.5
Stocks	93	Large-Cap	Equity Index 500	12.0
		Large-Cap Growth	Growth Stock	24.0
		Large-Cap Value	Value	24.0
		Mid-Cap	Mid-Cap Growth	4.5
		Mid-Cap	Mid-Cap Value	4.5
		Small Blend	Small-Cap Stock	9.0
		International	International Stock	7.5
		International	International Growth & Income	7.5

Table 9  2045 Fund
Asset Class		Sector	Fund	Target Allocation
Fixed Income	7%	Domestic Bonds	New Income	3.5%
		High-Yield Bonds	High Yield	3.5
Stocks	93	Large-Cap	Equity Index 500	12.0
		Large-Cap Growth	Growth Stock	24.0
		Large-Cap Value	Value	24.0
		Mid-Cap	Mid-Cap Growth	4.5
		Mid-Cap	Mid-Cap Value	4.5
		Small Blend	Small-Cap Stock	9.0
		International	International Stock	7.5
		International	International Growth & Income	7.5

Table 10  Income Fund
Asset Class		Sector	Fund	Target Allocation
Short-Term Fixed Income	28.5%	Cash	Summit Cash Reserves	14.0%
		Short-Term Bonds	Short-Term Bond	14.5
Fixed Income	28.5	Domestic Bonds	New Income	21.5
		High-Yield Bonds	High Yield	7.0
Stocks	43.0	Large-Cap	Equity Index 500	29.0
		Mid-Cap	Mid-Cap Growth	2.0
		Mid-Cap	Mid-Cap Value	2.0
		Small Blend	Small-Cap Stock	4.0
		International	International Stock	3.0
		International	International Growth & Income	3.0

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Over time, the allocation to asset classes and individual funds will change according to a predetermined "glide path" shown in the following chart. (The glide path represents the shifting of asset classes over time and does not apply to the Income Fund.) As the glide path shows, each fund`s asset mix becomes more conservative—both prior to and after retirement—as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of a portfolio, which may be a primary source of income after retiring. Once a fund reaches its most conservative planned allocation, approximately 30 years after its stated retirement year, its allocation to stocks will remain fixed at approximately 20% of assets. The remainder will be invested in fixed-income securities. The allocations reflected in the glide path are also referred to as "neutral" allocations because they do not reflect tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class based on its market outlook.

As set forth in Tables 1—9, each fund has target allocations for the broad asset classes. These target allocations are not expected to vary from the prescribed glide path formula or neutral allocations by more than plus or minus five percentage points. For the Income Fund, the neutral allocations are 30% short-term fixed-income, 30% fixed-income, and 40% stocks, and the target allocations are also not expected to vary by more than plus or minus five percentage points. Any variance of the target allocation for a broad asset class can be applied to a single fund`s target allocation, or to any combination of funds within that broad asset class. When deciding upon allocations within these prescribed limits, managers may favor fixed-income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. And when varying exposure among the individual funds, managers will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small- and large-cap stocks.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

What are the main risks of investing in the funds?

The performance and risks of each Retirement Fund will directly correspond to the performance and risks of the underlying funds in which it invests. By investing in many underlying funds, the Retirement Funds have partial exposure to the risks of many different areas of the market. The more a Retirement Fund allocates to stock funds, the greater the expected risk. These risks include:

General equity risk. As with all funds having equity exposure, the share prices of these funds can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, a fund`s investment approach could fall out of favor with the investing public, resulting in a lagging performance versus other types of stock funds.

Small- and mid-cap stock risks. To the extent that the Retirement Funds own funds that invest in stocks of small- and mid-cap companies, they may take on greater risk, as stocks of small- and mid-cap companies are usually more volatile than larger-company stocks. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited production lines, markets, or financial resources, and their management may lack depth and experience.

Growth and value approach risks. There are risks associated with each fund`s exposure to funds representing the growth or value investing approach. Even well-established growth stocks can be volatile. Stocks of growth companies may lack dividends that can cushion share prices in a down market. In addition, earnings disappointments often result in sharp price declines. The value approach carries the risk that the market will not recognize a security`s intrinsic value for a long time or that a stock judged to be undervalued may be appropriately priced.

International risks. Funds that have exposure to investments overseas generally carry more risks than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks, including the following:

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  Currency risk. This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

  General. Investments outside the United States are subject to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards.

  Emerging market risk. To the extent that the Retirement Funds invest in funds that invest in emerging markets, they are subject to greater risk than funds investing only in developed markets. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

  Fixed-income risks. To the extent that the Retirement Funds have exposure to funds that invest in the bond or money market, they are subject to the following risks:

  Interest rate risk. This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk. While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

  Credit risk. This is the chance that any of a fund`s holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.

  Most investment-grade (AAA through BBB) securities should have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the fund invests in securities whose issuers develop unexpected credit problems, the fund`s price could decline.

  Each fund`s share price may decline, so when you sell your shares, you may lose money.

  How can I tell which fund is most appropriate for me?

  Consider your estimated retirement date and risk tolerance. In general, these funds` investment programs assume a retirement age of 65. It is expected that the shareholder will choose a fund whose stated date is closest to the date the shareholder turns 65. Choosing a fund targeting an earlier date represents a more conservative choice; targeting a fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only.

  How has each fund performed in the past?

  The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

  The Retirement 2005, 2015, 2025, and 2035 Funds began operations on February 27, 2004, and thus the funds did not have a full calendar year of performance history as of December 31, 2004. Because the Retirement 2045 Fund commenced operations in 2005, there is no historical performance information shown here. Performance history will be presented as each fund completes a full calendar year of operations as of December 31.

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  Table 11  Average Annual Total Returns
	Periods ended December 31, 2004
	1 year	Since inception (9/30/02)
2010 Fund
Returns before taxes	11.11%	18.27%
Returns after taxes on distributions	10.54	17.72
Returns after taxes on distributions and sale of fund shares	7.44	15.48
Combined Index Portfolio (new)ab	12.97	20.41
Combined Index Portfolio (original)c	11.05	18.82
Dow Jones 60% Global Portfolio Index	27.38	26.71
2020 Fund
Returns before taxes	12.82	21.32
Returns after taxes on distributions	12.31	20.79
Returns after taxes on distributions and sale of fund shares	8.56	18.16
Combined Index Portfolio (new)ad	11.65	19.70
Combined Index Portfolio (original)e	12.57	21.61
Dow Jones 80% Global Portfolio Index	15.20	24.75
2030 Fund
Returns before taxes	14.15	23.30
Returns after taxes on distributions	13.74	22.85
Returns after taxes on distributions and sale of fund shares	9.45	19.95
Combined Index Portfolio (new)af	12.98	22.19
Combined Index Portfolio (original)g	13.73	23.70
Dow Jones 100% Global Portfolio Index	17.70	29.53
2040 Fund
Returns before taxes	14.11	23.43
Returns after taxes on distributions	13.74	23.00
Returns after taxes on distributions and sale of fund shares	9.39	20.07
Combined Index Portfolio (new)af	17.70	29.53
Combined Index Portfolio (original)g	13.73	23.70
Dow Jones 100% Global Portfolio Index	17.70	29.53
Income Fund
Returns before taxes	7.66	12.69
Returns after taxes on distributions	6.84	11.72
Returns after taxes on distributions and sale of fund shares	5.15	10.36
Combined Index Portfolio (new)ah	7.16	11.10
Combined Index Portfolio (original)i	7.72	12.78
Dow Jones 40% Global Portfolio Index	10.56	15.93

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  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  aThe fund is changing from the Combined Index Portfolio (original) to the Combined Index Portfolio (new) as a comparative measure of the fund`s performance. The new index reflects similar information, but in a much simpler manner.

  bCombined Index Portfolio (new) is an unmanaged portfolio composed of 66% stocks (56.5% Wilshire 5000 Total Market Index, 9.5% MSCI EAFE Index), 34% bonds (28% Lehman Brothers U.S. Aggregate Index, 6% Citigroup
  3-Month Treasury Bill Index).

  cCombined Index Portfolio (original) is an unmanaged portfolio composed of 66% stocks (32% S&P 500 Stock Index, 10.5% Russell 1000 Value Index, 7% Russell Midcap Index, 7% Russell 2000 Index, 9.5% MSCI EAFE Index), 34% bonds (20% Lehman Brothers U.S. Aggregate Index, 8% CS First Boston High Yield Index, 6% Lehman Brothers 1-3 Year Government/Credit Index).

  dCombined Index Portfolio (new) is an unmanaged portfolio composed of 78% stocks (66% Wilshire 5000 Total Market Index, 12% MSCI EAFE Index), 22% bonds (21.5% Lehman Brothers U.S. Aggregate Index, 0.5% Citigroup 3-Month Treasury Bill Index).

  eCombined Index Portfolio (original) is an unmanaged portfolio composed of 78% stocks (31% S&P 500 Stock Index, 20% Russell 1000 Value Index, 7.5% Russell Midcap Index, 7.5% Russell 2000 Index, 12% MSCI EAFE Index), 22% bonds (13% Lehman Brothers U.S. Aggregate Index, 8.5% CS First Boston High Yield Index, 0.5% Lehman Brothers 1-3 Year Government/Credit Index).

  fCombined Index Portfolio (new) is an unmanaged portfolio composed of 90% stocks (75% Wilshire 5000 Total Market Index, 15% MSCI EAFE Index), 10% bonds (10% Lehman Brothers U.S. Aggregate Index).

  gCombined Index Portfolio (original) is an unmanaged portfolio composed of 90% stocks (31.5% S&P 500 Stock Index, 25.5% Russell 1000 Value Index, 9% Russell Midcap Index, 9% Russell 2000 Index, 15% MSCI EAFE Index), 10% bonds (5% Lehman Brothers U.S. Aggregate Index, 5% CS First Boston High Yield Index).

  hCombined Index Portfolio (new) is an unmanaged portfolio composed of 60% bonds (30% Citigroup 3-Month Treasury Bill Index, 30% Lehman Brothers U.S. Aggregate Index), 40% stocks (34% Wilshire 5000 Total Market Index, 6% MSCI EAFE Index).

  iCombined Index Portfolio (original) is an unmanaged portfolio composed of 60% bonds (30% Lehman Brothers 1-3 Year Government/Credit Index, 22.5% Lehman Brothers U.S. Aggregate Index, 7.5% CS First Boston High Yield Index) and 40% stocks (26% S&P 500 Stock Index, 4% Russell Midcap Index, 4% Russell 2000 Index, 6% MSCI EAFE Index).

  CS First Boston High Yield Index tracks the performance of domestic noninvestment-grade corporate bonds.

  Citigroup 3-Month Treasury Bill Index tracks short-term U.S. government debt instruments.

  Dow Jones 40% Global Portfolio Index is an index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones 100% Global Portfolio Index, an all-stock index.

  Dow Jones 60% Global Portfolio Index is an index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 60% of the risk and return of the Dow Jones 100% Global Portfolio Index, an all-stock index.

  Dow Jones 80% Global Portfolio Index is an index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 80% of the risk and return of the Dow Jones 100% Global Portfolio Index, an all-stock index.

  Dow Jones 100% Global Portfolio Index is an all-stock index composed of an underlying blend of U.S. and non-U.S. stock indexes.

  Lehman Brothers U.S. Aggregate Index tracks investment-grade corporate and government bonds.

  Lehman Brothers 1-3 Year U.S. Government/Credit Index tracks U.S. government debt obligations and U.S. corporate and foreign bonds maturing within one to three years.

  MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

  Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and forecasted growth rates.

  Russell 2000 Index tracks the stocks of 2,000 small U.S. companies.

  Russell Midcap Index is a market-capitalization weighted index of companies that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

  S&P 500 Stock Index tracks the stocks of 500 U.S. companies.

  Wilshire 5000 Total Market Index tracks the performance of the most active stocks in the broad U.S. market.

  What fees and expenses will I pay?

  The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees. While the funds themselves impose no fees or charges, they will indirectly bear their pro-rata share of the expenses of the underlying funds. The following table shows the expenses each fund will bear based on the expected

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  allocation to, and the expected average expense ratio of, the underlying funds. The expenses shown for the 2045 Fund are estimated.

  Table 12  Fees and Expenses of the Funds*
Fund	Annual fund operating expenses
	Management fee	Other expenses a	Underlying fund fees and expenses	Total annual fund operating expenses	Expected offset a	Net expenses

2005	0%	1.15%	0.67%	1.82%	1.15%	0.67%
2010	0	0.40	0.71	1.11	0.40	0.71
2015	0	0.51	0.75	1.26	0.51	0.75
2020	0	0.42	0.80	1.22	0.42	0.80
2025	0	0.59	0.82	1.41	0.59	0.82
2030	0	0.54	0.84	1.38	0.54	0.84
2035	0	1.86	0.84	2.70	1.86	0.84
2040	0	0.91	0.84	1.75	0.91	0.84
2045	0	0.47	0.81	1.28	0.47	0.81
Income	0	0.42	0.60	1.02	0.42	0.60

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

  aThe expenses of each Retirement Fund are expected to be paid for by the underlying funds in which they invest. Please see "How are fund expenses determined?" in Section 3.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table uses the net expenses from Table 12 to show how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
2005	$68	$214	$373	$835
2010	73	227	395	883
2015	77	240	417	930
2020	82	255	444	990
2025	84	262	455	1,014
2030	86	268	466	1,037
2035	86	268	466	1,037
2040	86	268	466	1,037
2045	83	259	450	1,002
Income	61	192	335	750

  other INFORMATION about the funds

  What will happen on the target date?

  The fund will continue to "roll down" to a more conservative allocation designed to place greater emphasis on income and reduce investors` overall risks. About 30 years after its stated retirement date, the fund will have and thereafter maintain a 20% allocation to stocks.

  What are the funds` potential rewards?

  These funds seek to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. Each fund (except for the Income Fund, which will normally maintain about 60% of its assets in bonds and 40% in stocks) establishes asset allocations that T. Rowe Price considers broadly appropriate to investors at specific stages of their retirement planning, then alters the asset mix over time to meet increasingly conservative investment needs. As such, investors should consider choosing the Retirement Fund whose stated retirement date is closest to their own projected retirement dates. In general, these funds` investment programs assume a retirement age of 65.

  For funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor`s retirement date approaches, the funds` allocations to stocks will decrease in favor of fixed-income securities. After reaching their stated retirement dates, the funds` allocations to stock will continue decreasing over time in an effort to focus more on higher income and

  T. Rowe Price16

  lower risk, which are generally more important to investors managing their assets after they retire. The manager also will regularly rebalance the portfolios to ensure they stay true to their stated glide paths.

  To accommodate a wider range of investor preferences and retirement time horizons than is possible with a single fund, these ten funds offer several different combinations of the growth potential of stocks, the greater income of bonds, and the relative stability of short-term bond funds. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal.

  Investors should realize that the funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

  As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money market funds.

  Pricing Shares and Receiving Sale Proceeds

  How and when shares are priced

  The share price (also called "net asset value" or NAV per share) for all funds except the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. (See the following section for information on the Japan Fund.) To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money market funds. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

  Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If a fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process,

  2

  Information About Accounts in T. Rowe Price Funds

  the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.

  The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.

  How your purchase, sale, or exchange price is determined

  If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m., it will be priced at the next business day`s NAV.

  We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

  Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

  Japan Fund: Pricing and Transactions

  The Japan Fund`s share price is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, on days when both it and the Tokyo Stock Exchange are open. The fund will not price shares or process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be processed the next day the fund computes a NAV. As a result, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.

  The Tokyo Stock Exchange is scheduled to be closed on the following weekdays: In 2005—January 3 and 10; February 11; March 21; April 29; May 3, 4, and 5; July 18; September 19 and 23; October 10; November 3 and 23; December 23. In 2006—January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5;

  July 17; September 19 and 23; October 9; November 3 and 23; December 23. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.

  How you can receive the proceeds from a sale

  When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

  If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  If for some reason we cannot accept your request to sell shares, we will contact you.

  Contingent Redemption Fee

  Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the period shown, which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price Funds With Redemption Fees
Fund name	Redemption fee	Holding period*
Developing Technologies	1%	90 days/3 months
Diversified Small-Cap Growth	1%	90 days/3 months
Emerging Europe & Mediterranean	2%	90 days/3 months
Emerging Markets Bond	2%	90 days/3 months
Emerging Markets Stock	2%	90 days/3 months
Equity Index 500	0.5%	90 days/3 months
European Stock	2%	90 days/3 months
Extended Equity Market Index	0.5%	90 days/3 months
Global Stock	2%	90 days/3 months
High Yield	1%	90 days/3 months
International Bond	2%	90 days/3 months
International Discovery	2%	90 days/3 months
International Equity Index	2%	90 days/3 months
International Growth & Income	2%	90 days/3 months
International Stock	2%	90 days/3 months
Japan	2%	90 days/3 months
Latin America	2%	90 days/3 months
New Asia	2%	90 days/3 months
Real Estate	1%	90 days/3 months
Small-Cap Value	1%	90 days/3 months
Spectrum International	2%	90 days/3 months
Tax-Efficient Balanced	1%	1 year
Tax-Efficient Growth	1%	1 year
Tax-Efficient Multi-Cap Growth	1%	1 year
Total Equity Market Index	0.5%	90 days/3 months
U.S. Bond Index	0.5%	90 days/3 months

  T. Rowe Price20

  Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. All persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

  *Computation of holding period

  When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold before the end of the required holding period.

  If you purchase shares held directly with T. Rowe Price, the holding period is three months. For example, if you purchase shares on March 1 and redeem before June 1, you will be assessed the redemption fee.

  If you purchase shares through a retirement plan for which T. Rowe Price serves as recordkeeper, the holding period is 90 days. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee.

  If you purchase shares through an intermediary, consult your intermediary to determine how the holding period (for example, 90 days versus three months) will be applied.

  Transactions not subject to redemption fees

  The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:

  1.Shares redeemed via an automated systematic withdrawal plan;

  2.Shares redeemed through or used to establish an automated, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;

  3.Shares purchased by the reinvestment of dividends or capital gain distributions;*

  4.Shares purchased with retirement plan participant and employer contributions at the direction of a retirement plan participant or his or her beneficiary (e.g., payroll and rollover contributions, loan repayments);*

  5.Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to, the following examples:

  a.Death distributions

  b.Hardship withdrawals

  c.Loans

  d.Employment termination withdrawals

  e.Qualified Domestic Relations Orders (QDROs);

  6.Shares redeemed as part of a retirement plan termination or restructuring;

  7.Shares transferred from one retirement plan to another retirement plan in the same fund;*

  8.Shares converted from one share class to another share class of the same fund;*

  9.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees such as fiduciary fees);

  10.Shares purchased by rollover and changes of account registration within the same fund;*

  11.Shares redeemed to return an excess contribution in an IRA account;

  12.Shares purchased by a fund-of-funds product, if approved in writing by T. Rowe Price;

  T. Rowe Price22

  13.Shares transferred to T. Rowe Price or a third party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*

  14.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

  *Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

  If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.

  Certain intermediaries may not apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

  Implementation

  Recordkeepers for retirement plan participants who were not able to implement the redemption fees by January 1, 2005, because of systems limitations and who provided verification to that effect were permitted to delay the implementation of redemption fees. All such recordkeepers were expected to implement the redemption fees by March 31, 2005, implement short-term trading restrictions approved by T. Rowe Price until they have the systems capabilities to assess the fees, or set forth an implementation plan acceptable to T. Rowe Price. Any person purchasing shares through a retirement plan recordkeeper should check with their recordkeeper to determine when purchases will be subject to redemption fees.

  Shares held or purchased prior to January 1, 2005, are subject to the terms for holding periods and early redemption as set forth in the prospectus in effect when the shares were originally purchased. For example, shares of the T. Rowe Price New Asia Fund purchased on December 31, 2004, would be subject to a one-year holding period and 2% redemption fee if sold within one year; shares of the fund purchased on January 3, 2005, would be subject to the new 90-day/three-month holding period and a 2% redemption fee if sold within the 90-day/three-month holding period.

  Useful Information on Distributions and Taxes

  All net investment income and realized capital gains are distributed to shareholders.

  Dividends and Other Distributions

  Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

  Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

  The following table provides details on dividend payments:

  Table 13  Dividend Payment Schedule
Fund	Dividends
Money market funds	Purchases received by T. Rowe Price by 12 noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.

Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.
These stock funds only:BalancedDividend GrowthEquity IncomeEquity Index 500Growth & IncomePersonal Strategy BalancedPersonal Strategy IncomeReal Estate	Declared quarterly, if any, in March, June, September, and December.Must be a shareholder on the record date.
Other stock funds	Declared annually, if any, generally in December.Must be a shareholder on the record date.
Retirement Funds:Retirement IncomeAll others	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the first business day of each month.Declared annually, if any, generally in December.Must be a shareholder on the record date.

Tax-Efficient Balanced	Municipal PortionShares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the last business day of March, June, September, and December.Equity PortionDeclared annually, if any, generally in December.Must be a shareholder on the record date.

  T. Rowe Price24

  Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before 12 noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.

  Capital gain payments

  If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

  Capital gain payments are not expected from money market funds, which are managed to maintain a constant share price.

  A capital gain or loss is the difference between the purchase and sale price of a security.

  Tax Information

  You will be sent timely information for your tax filing needs.

  If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

  If you invest in the fund through a taxable account, you will generally be subject to tax when:

  You sell fund shares, including an exchange from one fund to another.

  A fund makes a distribution to your account.

  Additional information about certain T. Rowe Price funds is listed below:

Tax-Free and Municipal Funds
  Regular monthly dividends (including those from the state specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January.

Tax-Efficient Balanced Fund
  The fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it may qualify to pay tax-exempt dividends, which will be exempt from federal income tax. The fund may not always qualify to pay tax-exempt dividends.The amount of such dividends will be reported to you on your calendar year-end statement.You must report your total tax-exempt income on IRS Form 1040. This information is used by the IRS to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that are subject to tax.A small portion of your income dividend may also be exempt from state and local income taxes.

Tax-Efficient Balanced Fund (continued)
  If the fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividends that should be included in your AMT calculation, if any, will be reported to you in January.

Florida Intermediate Tax-Free Fund
  Florida does not have a state income tax but does impose an intangibles property tax that applies to shares of mutual funds.A fund organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the tax.If a fund`s portfolio is less than 90% invested in exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and expects that the entire value of all fund shares will be exempt from the intangibles tax.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.

  T. Rowe Price26

  For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Real Estate Fund or the bond and money funds is expected to qualify for this lower rate.

  For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.

  Taxes on fund redemptions

  When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

  In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

  To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

  Taxes on fund distributions

  In January, you will be sent Form 1099-DIV indicating the tax status of any income dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are expected to be tax-exempt.

  The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

  If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

  T. Rowe Price28

  The following table provides additional details on distributions for certain funds:

  Table 14  Taxes on Fund Distributions
Tax-Free and Municipal Funds
  Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Tax-Efficient Balanced Fund
  Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Inflation Protected Bond Fund
  Inflation adjustments on Treasury inflation-protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

  Tax consequences of hedging

  Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

  Distributions are taxable whether reinvested in additional shares or received in cash.

  Tax effect of buying shares before an income dividend or capital gain distribution

  If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

  Transaction Procedures and Special Requirements

  Following these procedures helps assure timely and accurate transactions.

  Purchase Conditions

  Nonpayment

  If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

  U.S. dollars

  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

  Sale (Redemption) Conditions

  Holds on immediate redemptions: 10-day hold

  If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

  Telephone, Tele*Access®, and online account transactions

  You may access your account or conduct transactions using the telephone or Tele*Access, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

  T. Rowe Price30

  Redemptions over $250,000

  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

  Excessive and Short-Term Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities can seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see "How and when shares are priced"). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of the T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.

  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days, will violate the policy.

  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict transactions by the underlying shareholder in accordance with the policy.

  The following types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions
  (see Information About Your Services); 3) checkwriting redemptions from bond and money funds; and 4) for retirement plan participants, payroll contributions, withdrawals, and loans.

  In addition, transactions in automated nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.

  There is no guarantee that T. Rowe Price will detect or prevent excessive or short-term trading.

  Keeping Your Account Open

  Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.

  Signature Guarantees

  A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

  You may need to have your signature guaranteed in certain situations, such as:

  Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.

  Remitting redemption proceeds to any person, address, or bank account not on record.

  Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  Establishing certain services after the account is opened.

  T. Rowe Price32

  You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

  Account Maintenance and Small Account Fees

  Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds` transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

  Account Maintenance Fee (Index Funds only)  The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.

  Organization and Management

  How are the funds organized?

  T. Rowe Price Retirement Funds, Inc. (Retirement Funds), was incorporated in Maryland in 2002. Currently, Retirement Funds consists of ten series (collectively referred to as "the funds"), each representing a separate pool of assets with different investment policies. Each is an "open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  Shareholders benefit from T. Rowe Price`s 68 years of investment management experience.

  What is meant by "shares"?

  As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  Receive a proportional interest in income and capital gain distributions.

  Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
  If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

  Who runs the funds?

  General Oversight

  Retirement Funds is governed by a Board of Directors that meets regularly to review the funds` investments, performance, expenses, and other business affairs. The Board elects the officers of Retirement Funds. At least 75% of the Board members are independent of T. Rowe Price and T. Rowe Price International (the

  3

  More About the Funds

  investment adviser to the underlying international funds). In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreements and policies and guidelines included in the Exemptive Order issued by the Securities and Exchange Commission in connection with the operation of the funds. The majority of the directors and the officers of Retirement Funds, T. Rowe Price, and T. Rowe Price International also serve in similar positions with most of the underlying funds. Thus, if the interests of one of the Retirement Funds and the underlying funds were ever to diverge, it is possible that a conflict of interest could arise and affect how the directors and officers fulfill their fiduciary duties to that Retirement Fund and the underlying funds. The directors of Retirement Funds believe they have structured each of the Retirement Funds to avoid these concerns. However, conceivably, a situation could occur where proper action for one of the Retirement Funds could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the directors and officers of the affected funds and T. Rowe Price or T. Rowe Price International, as applicable, will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

  Portfolio Management

  The funds have an Investment Advisory Committee with the following members: Edmund M. Notzon III, Chairman, Stephen W. Boesel, John H. Laporte, Mary J. Miller, and Brian C. Rogers. Mr. Notzon has been managing investments for T. Rowe Price since 1989 and has been chairman of the funds` Investment Advisory Committee since 2002. The portfolio manager, Jerome A. Clark, has day-to-day responsibility for managing the funds and works with the committee in developing and executing these funds` investment programs. Mr. Clark joined T. Rowe Price in 1992 and has been managing investments since 1993. The Statement of Additional Information provides additional information about he portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.

  Management of the Underlying Funds

  T. Rowe Price serves as investment manager to all of the underlying domestic funds. T. Rowe Price International serves as investment manager to the underlying international funds. Each manager is responsible for the selection and management of the underlying funds` portfolio investments. T. Rowe Price serves as investment manager to a variety of individual and institutional investors, including limited partnerships and other mutual funds.

  T. Rowe Price International is a wholly owned subsidiary of T. Rowe Price Associates. The U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.

  How are fund expenses determined?

  Each of the Retirement Funds will operate at a zero expense ratio. However, each fund will incur its pro-rata share of the fees and expenses of the underlying funds in which they invest. The payment of each Retirement Fund`s operational expenses is subject to a Special Servicing Agreement (described below) as well as certain undertakings made by T. Rowe Price in its Investment Management Agreements with each of the Retirement Funds. Fund expenses include shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors` fees and expenses.

  Here is some information regarding the Special Servicing Agreements.

  The Special Servicing Agreements provide that each underlying fund in which one of the Retirement Funds invests will bear a proportionate share of the expenses of that Retirement Fund if, and to the extent that, the underlying fund`s savings from the operation of the Retirement Fund exceed these expenses.

  Savings to the underlying funds are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying funds generated by the operation of the Retirement Funds are expected to be sufficient to offset most, if not all, of the expenses incurred by the Retirement Funds.

  Under the Investment Management Agreements with the Retirement Funds, and .the Special Servicing Agreements, T. Rowe Price has agreed to bear any expenses .of the funds which exceed the estimated savings to each of the underlying funds. .Thus, .the funds will operate at a zero expense ratio. Of course, shareholders of the funds will still indirectly bear their proportionate share of the cost of operating the underlying funds owned by each fund.

  The Management Fee

  T. Rowe Price is the investment manager for the funds. It will not be paid a management fee for performing investment management services. However, T. Rowe Price and T. Rowe Price International receive management fees from managing the underlying funds. See the underlying funds` Statement of Additional Information for specific fees.

  T. Rowe Price will determine how the funds` assets are invested consistent with the investment objectives and policies of each fund described in this prospectus and procedures and guidelines established by the Board of Directors for the

  T. Rowe Price36

  Retirement Funds. The Directors for Retirement Funds will periodically monitor the allocations and the basis upon which such allocations were made or maintained.

  Understanding Performance Information

  This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

  Total Return

  This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

  Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  Cumulative Total Return

  This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

  Average Annual Total Return

  This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

  Yield

  The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

  For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield—also called the standardized yield—may differ from the dividend yield.

  Description of Underlying Funds

  The investments of each of the Retirement Funds are concentrated in the underlying funds, so each fund`s investment performance is directly related to the investment performance of these underlying funds.

  Table 15 gives a brief description of the principal investment programs of the underlying funds. Additional investment practices are described under Special Risks and Considerations in the Statement of Additional Information, and in the prospectuses for each of the underlying funds.

  For more information about an underlying fund, call 1-800-638-5660.

  The major characteristics of the underlying T. Rowe Price funds are as follows:

  Table 15  Description of Underlying Funds
Fixed-Income Funds	Objective/Program

High Yield	High current income and, secondarily, capital appreciation. Invests in a widely diversified portfolio of "junk" bonds. Average maturity is expected to be in the 8- to 12-year range.
New Income	Highest level of income consistent with preservation of capital over time by investing primarily in marketable debt securities. Average maturity is expected to be between four and 15 years.
Short-Term Bond	High level of income consistent with minimal fluctuation in principal value and liquidity. Invests primarily in short- and intermediate-term bonds rated within the four highest credit categories. Average maturity will not exceed three years.

Summit Cash Reserves	Preservation of capital and liquidity and, consistent with these, the highest possible current income. Invests in high-quality, U.S. dollar-denominated money market securities. Managed to provide a stable share price of $1.00.

Equity Funds	Objective/Program
Equity Index 500	Performance equal to that of the Standard & Poor`s 500 Stock Index®. Invests in the stocks in the S&P 500 Index using a full replication strategy.
Growth Stock	Capital appreciation and, secondarily, increasing dividend income through investments in growth stocks. Invests principally in well-established U.S.-based companies.
Mid-Cap Growth	Long-term capital appreciation through investments in mid-cap stocks with potential for above-average earnings growth.
Mid-Cap Value	Long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.
Small-Cap Stock	Long-term capital growth through investments in stocks of small companies. Stock selection may reflect either a growth or value investment approach.
Value	Long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
International Funds	Objective/Program
International Growth & Income	Long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies.
International Stock	Capital appreciation through investments primarily in the common stocks of established non-U.S. companies.

  T. Rowe Price38

  Investment Policies of the Retirement Funds

  Each of the Retirement Fund`s investment policies and practices are subject to further restrictions and risks that are described in the Statement of Additional Information. Shareholders will be notified of any material change in such investment programs. The funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval.

  Reserve Position

  Each fund may invest its cash reserves in the Summit Cash Reserves Fund or in U.S. and foreign dollar-denominated money market securities. For temporary, defensive purposes, a fund may invest without limitation in cash reserves. A reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

  Diversification

  Each of the Retirement Funds is a "nondiversified" investment company for purposes of the Investment Company Act of 1940 because it invests in the securities of a limited number of mutual funds. However, the underlying funds themselves are diversified investment companies. Each fund intends to qualify as a diversified investment company for the purposes of Subchapter M of the Internal Revenue Code.

  Fundamental investment policies  As a matter of fundamental policy, each Retirement Fund will not: (i) invest more than 25% of its respective total assets in any one industry, except that each fund will invest substantially all of its assets in investment companies that are members of the T. Rowe Price family of funds; (ii) borrow money, except temporarily, to facilitate redemption requests in amounts not exceeding 33 1/3% of each fund`s total assets valued at market; and (iii) in any manner transfer as collateral for indebtedness any securities owned by each fund except in connection with permissible borrowings, which in no event will exceed 33 1/3% of each fund`s total assets valued at market. The funds may borrow money from other T. Rowe Price funds.

  Operating policies  Each Retirement Fund cannot (i) change the selection of the underlying funds in which they can invest; or (ii) change the percentage ranges which may be allocated to the underlying funds unless authorized to do so by the Board of Directors. Shareholders will be informed of any such changes.

  Other Investment Restrictions

  As a matter of operating policy, each Retirement Fund will not, among other things: (i) purchase additional securities when money borrowed exceeds 5% of the fund`s total assets; or (ii) invest more than 15% of its net assets in illiquid securities.

  Portfolio Turnover

  Each Retirement Fund`s portfolio turnover is expected to be low. The funds will purchase or sell securities to: (i) accommodate purchases and sales of each fund`s shares; and (ii) maintain or modify the allocation of each fund`s assets among the underlying funds within the percentage limits described earlier. The portfolio turnover rates for the funds are shown in the Financial Highlights table.

  Investment Policies and Practices of the Underlying Funds

  In pursuing their investment objectives and programs, each of the underlying funds is permitted to engage in a wide range of investment policies and practices. Further information about the underlying funds is contained in the Statement of Additional Information, as well as the prospectuses of each of the underlying funds. Because each Retirement Fund invests in the underlying funds, shareholders of each fund will be affected by these investment practices in direct proportion to the amount of assets each fund allocates to the underlying funds pursuing such practices.

  T. Rowe Price40

  Disclosure of Fund Portfolio Information

  Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, each fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of each fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would be omitted from the list if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the funds. A security will not be omitted from the list for more than one year. Each fund also discloses its largest 10 holdings on troweprice.com seven days after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of each fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. The top 10 list is replaced every six months. A description of the funds` policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

  Financial Highlights

  Table 16, which provides information about each fund`s (other than the 2045 Fund) financial history, is based on a single share outstanding throughout the periods shown. Each table is part of the fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual reports were audited by the funds` independent registered public accounting firm, PricewaterhouseCoopers LLP.

  Table 16  Financial Highlights
2/27/04* through 5/31/04
2005 Fund

Net asset value,beginning of period	$10.00
Income From Investment Operations
Net investment income	0.02
Net gains or losses on securities (both realized and unrealized)	(0.19)a
Total from investment operations	(0.17)
Less Distributions
Dividends (from net investment income)	—
Distributions (fromcapital gains)	—
Returns of capital	—
Total distributions	—
Net asset value,end of period	$9.83
Ratiosb
Total return	(1.70)%
Ratio of expenses to average net assets	0.00%c
Ratio of net income to average net assets	1.75%c
Portfolio turnover rate	20.6%c
Supplemental Data
Weighted average expense ratio of underlying Price fundsd	0.67%c
Effective expense ratio	0.67%c
Net assets, end of period(in thousands)	$18,869

  *Inception date.

  aThe amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund`s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

  bReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  cAnnualized.

  dReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

  T. Rowe Price42

  Table 16  Financial Highlights (continued)
	9/30/02* through 5/31/03	Year ended May 31
2010 Fund		2004

Net asset value,beginning of period	$10.00	$11.47
Income From Investment Operations
Net investment income	0.11	0.15
Net gains or losses on securities (both realized and unrealized)	1.43	1.57
Total from investment operations	1.54	1.72
Less Distributions
Dividends (from net investment income)	(0.07)	(0.13)
Distributions (fromcapital gains)	—	(0.01)
Returns of capital	—	—
Total distributions	(0.07)	(0.14)
Net asset value,end of period	$11.47	$13.05
Ratiosa
Total return	15.46%	15.04%
Ratio of expenses to average net assets	0.00%b	0.00%
Ratio of net income to average net assets	2.01%b	1.83%
Portfolio turnover rate	12.8%b	0.05%
Supplemental Data
Weighted average expense ratio of underlying Price fundsc	0.74%b	0.71%
Effective expense ratio	0.74%b	0.71%
Net assets, end of period(in thousands)	$37,688	$388,525

  *Inception date.

  aReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  bAnnualized.

  cReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

  Table 16  Financial Highlights (continued)
2/27/04* through 5/31/04
2015 Fund

Net asset value,beginning of period	$10.00
Income From Investment Operations
Net investment income	0.01
Net gains or losses on securities (both realized and unrealized)a	(0.17)
Total from investment operations	(0.16)
Less Distributions
Dividends (from net investment income)	—
Distributions (fromcapital gains)	—
Returns of capital	—
Total distributions	—
Net asset value,end of period	$9.84
Ratiosb
Total return	(1.60)%
Ratio of expenses to average net assets	0.00%c
Ratio of net income to average net assets	1.31%c
Portfolio turnover rate	0.6%c
Supplemental Data
Weighted average expense ratio of underlying Price fundsd	0.75%c
Effective expense ratio	0.75%c
Net assets, end of period(in thousands)	$46,394

  *Inception date.

  aThe amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund`s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

  bReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  cAnnualized.

  dReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

  T. Rowe Price44

  Table 16  Financial Highlights (continued)
	9/30/02* through 5/31/03	Year ended May 31
2020 Fund		2004

Net asset value,beginning of period	$10.00	$11.69
Income From Investment Operations
Net investment income	0.10	0.14
Net gains or losses on securities (both realized and unrealized)	1.67	1.95
Total from investment operations	1.77	2.09
Less Distributions
Dividends (from net investment income)	(0.07)	(0.12)
Distributions (fromcapital gains)	(0.01)	(0.02)
Returns of capital	—	—
Total distributions	(0.08)	(0.14)
Net asset value,end of period	$11.69	$13.64
Ratiosa
Total return	17.77%	17.93%
Ratio of expenses to average net assets	0.00%b	0.00%
Ratio of net income to average net assets	1.47%b	1.51%
Portfolio turnover rate	4.1%b	0.0%
Supplemental Data
Weighted average expense ratio of underlying Price fundsc	0.83%b	0.80%
Effective expense ratio	0.83%b	0.80%
Net assets, end of period(in thousands)	$48,775	$421,680

  *Inception date.

  aReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  bAnnualized.

  cReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

  Table 16  Financial Highlights (continued)
2/27/04* through 5/31/04
2025 Fund

Net asset value,beginning of period	$10.00
Income From Investment Operations
Net investment income	0.01
Net gains or losses on securities (both realized and unrealized)	(0.16)a
Total from investment operations	(0.15)
Less Distributions
Dividends (from net investment income)	—
Distributions (fromcapital gains)	—
Returns of capital	—
Total distributions	—
Net asset value,end of period	$9.85
Ratiosb
Total return	(1.50)%
Ratio of expenses to average net assets	0.00%c
Ratio of net income to average net assets	0.74%c
Portfolio turnover rate	3.4%c
Supplemental Data
Weighted average expense ratio of underlying Price fundsd	0.82%c
Effective expense ratio	0.82%c
Net assets, end of period(in thousands)	$39,894

  *Inception date.

  aThe amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund`s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

  bReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  cAnnualized.

  dReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

  T. Rowe Price46

  Table 16  Financial Highlights (continued)
	9/30/02* through 5/31/03	Year ended May 31
2030 Fund		2004

Net asset value,beginning of period	$10.00	$11.76
Income From Investment Operations
Net investment income	0.08	0.11
Net gains or losses on securities (both realized and unrealized)	1.76	2.30
Total from investment operations	1.84	2.41
Less Distributions
Dividends (from net investment income)	(0.07)	(0.10)
Distributions (fromcapital gains)	(0.01)	(0.02)
Returns of capital	—	—
Total distributions	(0.08)	(0.12)
Net asset value,end of period	$11.76	$14.05
Ratiosa
Total return	18.48%	20.55%
Ratio of expenses to average net assets	0.00%b	0.00%
Ratio of net income to average net assets	0.81%b	0.95%
Portfolio turnover rate	3.1%b	8.8%
Supplemental Data
Weighted average expense ratio of underlying Price fundsc	0.87%b	0.84%
Effective expense ratio	0.87%b	0.84%
Net assets, end of period(in thousands)	$33,639	$232,051

  *Inception date.

  aReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  bAnnualized.

  cReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

  Table 16  Financial Highlights (continued)
2/27/04* through 5/31/04
2035 Fund

Net asset value,beginning of period	$10.00
Income From Investment Operations
Net investment income	—
Net gains or losses on securities (both realized and unrealized)	(0.17)a
Total from investment operations	—
Less Distributions
Dividends (from net investment income)	—
Distributions (fromcapital gains)	—
Returns of capital	—
Total distributions	—
Net asset value,end of period	$9.83
Ratiosb
Total return	(1.70)%
Ratio of expenses to average net assets	0.00%c
Ratio of net income to average net assets	0.46%c
Portfolio turnover rate	13.1%c
Supplemental Data
Weighted average expense ratio of underlying Price fundsd	0.84%c
Effective expense ratio	0.84%c
Net assets, end of period(in thousands)	$11,089

  *Inception date.

  aThe amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund`s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

  bReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  cAnnualized.

  dReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

  T. Rowe Price48

  Table 16  Financial Highlights (continued)
	9/30/02* through 5/31/03	Year ended May 31
2040 Fund		2004

Net asset value,beginning of period	$10.00	$11.79
Income From Investment Operations
Net investment income	0.08	0.11
Net gains or losses on securities (both realized and unrealized)	1.79	2.31
Total from investment operations	1.87	2.42
Less Distributions
Dividends (from net investment income)	(0.07)	(0.10)
Distributions (fromcapital gains)	(0.01)	(0.02)
Returns of capital	—	—
Total distributions	(0.08)	(0.12)
Net asset value,end of period	$11.79	$14.09
Ratiosa
Total return	18.78%	20.58%
Ratio of expenses to average net assets	0.00%b	0.00%
Ratio of net income to average net assets	0.84%b	0.91%
Portfolio turnover rate	18.8%b	1.2%
Supplemental Data
Weighted average expense ratio of underlying Price fundsc	0.88%b	0.84%
Effective expense ratio	0.88%b	0.84%
Net assets, end of period(in thousands)	$11,586	$89.159

  *Inception date.

  aReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  bAnnualized.

  cReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

  Table 16  Financial Highlights (continued)
	9/30/02* through 5/31/03	Year ended May 31
Income Fund		2004

Net asset value,beginning of period	$10.00	$10.96
Income From Investment Operations
Net investment income	0.22	0.29
Net gains or losses on securities (both realized and unrealized)	0.96	0.72
Total from investment operations	1.18	1.01
Less Distributions
Dividends (from net investment income)	(0.22)	(0.29)
Distributions (fromcapital gains)	—	(0.01)
Returns of capital	—	—
Total distributions	(0.22)	(0.30)
Net asset value,end of period	$10.96	$11.67
Ratiosa
Total return	11.95%	9.31%
Ratio of expenses to average net assets	0.00%b	0.00%
Ratio of net income to average net assets	2.96%b	2.44%
Portfolio turnover rate	6.2%b	3.9%
Supplemental Data
Weighted average expense ratio of underlying Price fundsc	0.62%b	0.60%
Effective expense ratio	0.62%b	0.60%
Net assets, end of period(in thousands)	$20,465	$180,043

  *Inception date.

  aReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  bAnnualized.

  cReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

  T. Rowe Price50

  Account Requirements and Transaction Information

  Tax Identification
  Number

  We must have your correct Social Security or tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.

  Transaction Confirmations

  We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases and dividend reinvestments, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

  Employer-Sponsored Retirement Plans and Institutional Accounts

  T. Rowe Price
  Trust Company
  1-800-492-7670

  Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

  We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check, cash, or traveler`s checks.

  4

  Investing With T. Rowe Price

  Opening a New Account

  $2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

  Important Information About Opening an Account

  Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

  When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or tax identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable documents.

  We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

  Account Registration

  If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

  For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

  By Mail

  Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address below:

  T. Rowe Price52

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17300
  Baltimore, MD 21297-1300

  via private carriers/overnight services

  T. Rowe Price Account Services
  Mailcode 17300
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  By Wire

  Call Investor Services for an account number and give the following wire information to your bank:

  Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
  Receiving Bank ABA#:  043000096
  Beneficiary:  T. Rowe Price [fund name]
  Beneficiary Account:  1004397951
  Originator to Beneficiary Information (OBI):
  name of owner(s) and account number

  In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

  Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

  Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

  By Exchange

  Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

  In Person

  Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

  Purchasing Additional Shares

  $100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and gifts or transfers to minors (UGMA/UTMA) accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

  By ACH Transfer

  Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

  By Wire

  Call Shareholder Services or use the wire instructions listed in Opening a New Account.

  By Mail

  1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

  2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

  3. Remember to provide your account number and the fund name on the memo line of your check.

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17300
  Baltimore, MD 21297-1300

  (For mail via private carriers and overnight services, see previous section.)

  By Automatic
  Asset Builder

  Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

  Exchanging and Redeeming Shares

  Exchange Service

  You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive Trading.

  T. Rowe Price54

  Redemptions

  Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

  If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

  Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

  For redemptions by check or electronic transfer, please see Information About Your Services.

  By Phone

  Call Shareholder Services

  If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail.

  By Mail

  For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

  For nonretirement and IRA accounts:

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17302
  Baltimore, MD 21297-1302

  via private carriers/overnight services

  T. Rowe Price Account Services
  Mailcode 17302
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  For employer-sponsored retirement accounts:

  via U.S. Postal Service

  T. Rowe Price Trust Company
  P.O. Box 17479
  Baltimore, MD 21297-1479

  via private carriers/overnight services

  T. Rowe Price Trust Company
  Mailcode 17479
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

  Rights Reserved by the Funds

  T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may

  T. Rowe Price56

  occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

  These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

  In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

  information about your Services

  Shareholder Services
  1-800-225-5132

  Investor Services
  1-800-638-5660

  Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

  Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

  Retirement Plans

  We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

  Investing for College Expenses

  We can help you save for future college expenses on a tax-advantaged basis.

  Education Savings Accounts (ESAs) (formerly known as Education IRAs)

  Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.

  529 Plans

  T. Rowe Price offers three 529 plans: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are currently federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price and University of Alaska plans, call toll-free 1-866-521-1894. For more information on the Maryland College Investment Plan, call 1-888-4-MD-GRAD.

  Automated Services

  Tele*Access
  1-800-638-2587
  24 hours, 7 days

  Tele*Access

  24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

  T. Rowe Price58

  Web Address
  troweprice.com

  Online Account Access

  You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online®, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

  Plan Account Line
  1-800-401-3279

  This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

  By Telephone and
  In Person

  Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

  Electronic Transfers

  By ACH

  With no charges to pay, you can move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

  By Wire

  Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

  Checkwriting

  (Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

  Automatic Investing

  Automatic Asset Builder

  You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

  Automatic Exchange

  You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

  t. ROWE PRICE Brokerage

  To Open an Account
  1-800-638-5660

  For Existing
  Brokerage Customers
  1-800-225-7720

  Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

  Automated Telephone and Computer Services

  You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. For stock trades entered through Tele-Trader, you will pay a commission of $35 for up to 1,000 shares plus $.02 for each share over 1,000. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage or Tele-Trader save you 10% over our standard commission schedule. All trades are subject to a $40 minimum commission except stock trades placed through Account Access-Brokerage and Tele-Trader. All limit and stop orders entered, regardless of order entry means, are subject to a $5 order handling fee assessed upon execution.

  Investor Information

  A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

  Dividend Reinvestment Service

  If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.

  *Services vary by firm.

  T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

  T. Rowe Price60

  Investment Information

  To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

  A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

  Shareholder Reports

  Fund managers` annual and semiannual reviews of their strategies and performance.

  The T. Rowe Price Report

  A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

  Insights

  Educational reports on investment strategies and financial markets.

  Investment Guides

  Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

  T. rowe price Privacy Policy

  In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

  You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

  We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

  We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

  ___________________________________________________________________

  This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

  T. Rowe Price62

  To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

   For mutual fund or T. Rowe Price Brokerage information

  Investor Services

  1-800-638-5660

  For existing accounts

  Shareholder Services

  1-800-225-5132

  For the hearing impaired

  1-800-367-0763

  For performance, prices,
  account information, or
  to conduct transactions

  Tele*Access®

  24 hours, 7 days
  1-800-638-2587

  Internet address

  troweprice.com

  Plan Account Line

  For retirement plan
  investors: The
  appropriate 800
  number appears on your retirement account statement.

  A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
  1-800-638-5660.These documents are also available at troweprice.com.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
  mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

  Investor Centers

  For directions, call
  1-800-225-5132 or
  visit our Web site

  Baltimore Area

  Downtown

  105 East Lombard Street

  Owings Mills

  Three Financial Center
  4515 Painters Mill Road

  Boston Area

  386 Washington Street
  Wellesley

  Chicago Area

  1900 Spring Road
  Suite 104
  Oak Brook

  Colorado Springs

  2260 Briargate Parkway

  Los Angeles Area

  Warner Center
  21800 Oxnard Street
  Suite 270
  Woodland Hills

  New Jersey/New York Area

  51 JFK Parkway, 1st Floor
  Short Hills, New Jersey

  San Francisco Area

  1990 N. California Boulevard
  Suite 100
  Walnut Creek

  Tampa

  4211 W. Boy Scout Boulevard
  8th Floor

  Washington, D.C. Area

  Downtown

  900 17th Street, N.W.
  Farragut Square

  Tysons Corner

  1600 Tysons Boulevard
  Suite 150

  C16-040 5/31/05

  T. Rowe Price Associates, Inc.
  100 East Pratt Street
  Baltimore, MD 21202

  1940 Act File No. 811-21149